UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 2, 2003



                             Nittany Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                    0-32623               23-2925762
----------------------------     ------------------------    -------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania             16801
----------------------------------------------------             -----
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 99   -- Press Release dated June 3, 2003.

Exhibit 99.1 -- Press Release dated June 3, 2003.


Item 9.  Regulation FD Disclosure
-------  ------------------------

         On June 2, 2003, the Registrant completed the additional common stock offering previously announced on April 25, 2003.

         For further details, reference is made to the attached Press Releases dated June 3, 2003, filed with different media entities which are attached hereto as Exhibit 99 and Exhibit 99.1 and incorporated herein by this reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         NITTANY FINANCIAL CORP.





Date: June  3, 2003             By:      /s/David Z. Richards, Jr.
                                         ---------------------------------------
                                         David Z. Richards, Jr.
                                         President and Chief Executive Officer
                                         (Duly Authorized Officer)